VENTURE BRIDGE INC

May 9, 2004

Marc Pilkington, President
Franklin Scientific, Inc.
1010 University Avenue PMB 40
San Diego CA 92103

Dear Marc:

This letter shall servr to inform the company that we hereby transfer, for no consideration, 8,107,901 common shares of the Company to the Franklin Scientific Executive Compensation Plan.

Sincerely

s/David R. Koos
  David R. Koos, President